MUNIYIELD
                                                             NEW YORK
                                                             INSURED
                                                             FUND, INC.

                                                    STRATEGIC
                                                             Performance

                                [GRAPHIC OMITTED]

                                                              Semi-Annual Report

                                                              April 30, 2000

                      MUNIYIELD NEW YORK INSURED FUND, INC.

The Benefits and Risks of Leveraging

MuniYield New York Insured Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strong, positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

                           MuniYield New York Insured Fund, Inc., April 30, 2000

TO OUR SHAREHOLDERS

For the six months ended April 30, 2000, the Common Stock of MuniYield New York Insured Fund, Inc. earned $0.393 per share income dividends, which included earned and unpaid dividends of $0.064. This represents a net annualized yield of 6.03%, based on a month-end per share net asset value of $13.08. Over the same period, the total investment return on the Fund's Common Stock was +3.87%, based on a change in per share net asset value from $13.02 to $13.08, and assuming reinvestment of $0.400 per share income dividends.

The average yields for the Fund's Auction Market Preferred Stock for the six months ended April 30, 2000 were: Series A, 3.41%; Series B, 3.63%; Series C, 4.04%; Series D, 3.44%; and Series E, 2.13%.

The Municipal Market Environment

Since October 1999 through mid-January 2000, fixed-income bond yields rose steadily higher. US economic growth, in part intensified by Year 2000 preparations, grew at a 7.3% rate in the fourth quarter of 1999 and at a 4.2% annual rate for all of 1999. Initial estimates for the first quarter of 2000 were reported at 5.4%. However, despite these significant growth rates, no price measure indicator has shown any considerable signs of future price pressures at the consumer level, despite the lowest unemployment rates since January 1970. Given no signs of an economic slowdown, the Federal Reserve Board continued to raise short-term interest rates in November 1999 and again in February and March 2000. In each instance, the Federal Reserve Board cited both the continued growth of US employment and the impressive strength of the US equity markets as reasons for attempting to moderate US economic growth before inflationary price increases are realized. By mid-January 2000, US Treasury bond yields rose 60 basis points (0.60%) to 6.75%. Similarly, as measured by the Bond Buyer Revenue Bond Index, long-term tax-exempt bond yields rose approximately 20 basis points to 6.35%.

Since mid-January, fixed-income markets have largely ignored strong economic fundamentals and concentrated on very positive technical supply factors. Declining bond issuance, both current, and more importantly, expected future issuance, helped push bond yields lower from mid-January to mid-April 2000. In late January and early February 2000, the US Treasury announced its intention to reduce the number of issues to be auctioned in the quarterly Treasury note and bond auctions. Furthermore, budgetary surpluses would allow the US Treasury to repurchase outstanding, higher-couponed Treasury issues, primarily in the 15-year and longer-term maturity sectors. Both these actions would result in a significant reduction in the outstanding supply of long-term US Treasury debt. Domestic and international investors quickly began to accumulate what was expected to become a scarce commodity and bond prices quickly rose.

By mid-April 2000, US Treasury bond yields had declined over 100 basis points to 5.67%. However, bond yields rose somewhat during the last two weeks of the period as economic statistics were released, indicating that the economic strength seen in late 1999 was continuing into early 2000. The decline in long-term US Treasury bond yields resulted in an inverted taxable yield curve as short-term and intermediate-term interest rates have not fallen proportionately since the Federal Reserve Board is expected to continue to raise short-term interest rates. The current inversion has had much more to do with debt reduction and Treasury buybacks than with investor expectations of slower economic growth. Over the last six months, long-term US Treasury bond yields have fallen almost 20 basis points to close the six-month period ended April 30, 2000 at 5.96%.

Tax-exempt bond yields have also declined in recent months. The decline has largely been in response to the rally in US Treasury securities, as well as a continued positive technical supply environment. States such as California and Maryland have announced that their large current and anticipated future budget surpluses will permit the cancellation or postponement of expected bond issuance. Additionally, some issuers have also initiated tenders to repurchase existing debt, reducing the supply of tax-exempt bonds in the secondary market as well. Since their recent peak in January 2000, long-term municipal bond yields declined over 25 basis points to finish the six-month period ended April 30, 2000 at 6.07%. During the last six months, municipal bond yields declined just 10 basis points overall.

The relative underperformance of the municipal bond market in recent months has been especially disappointing given the strong technical position the tax-exempt bond market enjoyed. The issuance of long-term tax-exempt securities has dramatically declined. Over the last year, $203 billion in new long-term municipal securities was issued, a decline of almost 25% compared to the same period a year earlier. For the six months ended April 30, 2000, approximately $90 billion in new tax-exempt bonds was underwritten, a decline of more than 25% compared to the same period in 1999. Although investors received over $30 billion in coupon payments, bond maturities, and the proceeds from early bond redemptions, coupled with the highest municipal bond yields in three years, overall investor demand has diminished. Long-term municipal bond mutual funds have seen consistent outflows in recent months as the yields of individual securities have risen faster than those of larger, more diverse mutual funds. Over the last four months, tax-exempt mutual funds have had net redemptions of more than $8 billion. Also, the demand from property and casualty insurance companies has weakened as a result of the losses and anticipated losses incurred from a series of damaging storms across much of the eastern United States. Additionally, many institutional investors who have in recent years been attracted to the municipal bond market by historically attractive tax-exempt bond yield ratios of over 90% found other asset classes even more attractive. Even with a favorable supply position, tax-exempt municipal bond yields have underperformed their taxable counterparts.

Any significantly lower municipal bond yields are still likely to require weaker US employment growth and consumer spending. The actions taken in recent months by the Federal Reserve Board should eventually slow US economic growth. The recent declines in US home sales are perhaps the first sign that consumer spending is being slowed by higher interest rates. Until further signs develop, it is likely that the municipal bond market's current favorable technical position will dampen significant tax-exempt interest rate volatility and provide a stable environment for eventual improvement in municipal bond prices.

Portfolio Strategy

During the six-month period ended April 30, 2000, we managed the Fund with the intent of sustaining an attractive level of tax-exempt income for the shareholders. Our strategy for the Fund was to remain invested in the highest-yielding bonds that could be purchased without relinquishing the credit quality of the Fund as well as to maintain a neutral portfolio structure. We accomplished this by purchasing higher coupon bonds in the 10-year - 15-year maturity range and selling lower coupon bonds in the 20-year - 30-year maturity range. These transactions were done with a minimal sacrifice in yield. This strategy proved advantageous throughout the period because although the market experienced interest rate volatility, we were able to increase the Fund's income without being subjected to the intense volatility.

The Fund's cost of borrowing increased somewhat in recent months as short-term tax-exempt interest rates rose along with the adjustment evident in the taxable market. Long-term tax-exempt interest rates have actually declined modestly, causing the municipal yield curve to flatten. While this flattening has reduced the incremental yield enhancement resulting from leveraging the Fund's Common Stock, it is important to note that in contrast to the inverted shape of the US Treasury yield curve, the municipal yield curve remained positively sloped. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)


                                      2 & 3

                           MuniYield New York Insured Fund, Inc., April 30, 2000

Looking ahead, we believe that interest rates will remain volatile until investors regain confidence that the Federal Reserve Board has inflation under control. Within this environment, we anticipate that there will be investment opportunities to purchase bonds at attractive levels that may enhance the Fund's total return when interest rates return to lower levels. We plan to maintain our neutral position and purchase longer duration bonds when interest rates rise to levels that are not consistent with the current economic activity.

In Conclusion

We appreciate your ongoing interest in MuniYield New York Insured Fund, Inc., and we look forward to serving your investment needs in the months and years to come.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Roberto Roffo

Roberto Roffo
Portfolio Manager

May 31, 2000

Effective March 6, 2000, Roberto Roffo became responsible for the day-to-day management of MuniYield New York Insured Fund, Inc. Mr. Roffo has been employed by Merrill Lynch Asset Management, L.P. since 1996 as Vice President and since 1992 as Portfolio Manager.

PROXY RESULTS

During the six-month period ended April 30, 2000, MuniYield New York Insured Fund, Inc.'s Common Stock shareholders voted on the following proposals. Proposals 1 and 2 were approved at a shareholders' meeting on April 27, 2000. Proposal 3 was approved on January 20, 2000. The description of each proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                       Shares Voted              Shares Withheld
                                                                                            For                    From Voting
------------------------------------------------------------------------------------------------------------------------------------
1.    To elect the Fund's Board of Directors:             Terry K. Glenn                 7,031,510                  183,498
                                                          James H. Bodurtha              7,029,760                  185,248
                                                          Herbert I. London              7,030,863                  184,145
                                                          Roberta Cooper Ramo            7,030,131                  184,877
                                                          Arthur Zeikel                  7,031,288                  183,720
------------------------------------------------------------------------------------------------------------------------------------
                                                                       Shares Voted        Shares Voted          Shares Voted
                                                                            For               Against               Abstain
------------------------------------------------------------------------------------------------------------------------------------
2.    To ratify the selection of Deloitte & Touche
      LLP as the Fund's independent auditors for
      the current fiscal year.                                           7,064,826             78,956               71,226
------------------------------------------------------------------------------------------------------------------------------------
3.    To approve the Agreement and Plan of
      Reorganization between the Fund and MuniYield
      New York Insured Fund II, Inc.                                     6,488,949            328,773              327,139
------------------------------------------------------------------------------------------------------------------------------------

During the six-month period ended April 30, 2000, MuniYield New York Insured Fund, Inc.'s Preferred Stock shareholders voted on the following proposals. Proposals 1 and 2 were approved at a shareholders' meeting on April 27, 2000. Proposal 3 was approved on January 20, 2000. The description of each proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                       Shares Voted              Shares Withheld
                                                                                            For                    From Voting
------------------------------------------------------------------------------------------------------------------------------------
1.    To elect the Fund's Board of Directors:
      Terry K. Glenn, James H. Bodurtha,
      Herbert I. London, Joseph L. May,
      Andre F. Perold, Roberta Cooper Ramo and
      Arthur Zeikel as follows:
                                                          Series A                           1,080                        0
                                                          Series B                             838                        0
------------------------------------------------------------------------------------------------------------------------------------
                                                                       Shares Voted        Shares Voted          Shares Voted
                                                                            For               Against               Abstain
------------------------------------------------------------------------------------------------------------------------------------
2.    To ratify the selection of Deloitte & Touche LLP as
      the Fund's independent auditors for the current
      fiscal year as follows:
                                                          Series A           1,080                  0                    0
                                                          Series B             838                  0                    0
------------------------------------------------------------------------------------------------------------------------------------
3.    To approve the Agreement and Plan of Reorganization
      between the Fund and MuniYield New York Insured
      Fund II, Inc. as follows:
                                                          Series A           1,687                  0                   13
                                                          Series B           1,546                 60                   94
------------------------------------------------------------------------------------------------------------------------------------


                                      4 & 5

                           MuniYield New York Insured Fund, Inc., April 30, 2000

SCHEDULE OF INVESTMENTS                                           (in Thousands)

STATE
New York--101.2%

  S&P    Moody's   Face
Ratings  Ratings  Amount   Issue                                                                                             Value
------------------------------------------------------------------------------------------------------------------------------------
NR*      Aaa     $11,895   Albany County, New York, Airport Authority, Airport Revenue Bonds, RITR, AMT, Series RI-7,
                           6.37% due 12/15/2023 (d)(e)                                                                      $ 11,833
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       8,200   Buffalo and Fort Erie, New York, Public Bridge Authority, Toll Bridge System Revenue Bonds,
                           5.75% due 1/01/2025 (b)                                                                             8,009
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,995   Buffalo, New York, Municipal Water Finance Authority, Water System Revenue Refunding Bonds,
                           Series B, 5% due 7/01/2026 (f)                                                                      1,724
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       4,300   Buffalo, New York, Sewer Authority, Revenue Refunding Bonds, Series F, 6% due 7/01/2013 (f)         4,570
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,700   Dutchess County, New York, Resource Recovery Agency Revenue Bonds (Solid Waste System--
                           Forward), Series A, 5.40% due 1/01/2013 (b)                                                         1,673
------------------------------------------------------------------------------------------------------------------------------------
                           Huntington, New York, GO, Refunding (a):
NR*      Aaa         715      5.50% due 4/15/2010                                                                                729
NR*      Aaa         485      5.50% due 4/15/2011                                                                                494
NR*      Aaa         460      5.50% due 4/15/2012                                                                                467
NR*      Aaa         455      5.50% due 4/15/2013                                                                                461
NR*      Aaa         450      5.50% due 4/15/2014                                                                                454
NR*      Aaa         450      5.50% due 4/15/2015                                                                                452
------------------------------------------------------------------------------------------------------------------------------------
                           Long Island Power Authority, New York, Electric System Revenue Refunding Bonds:
AAA      Aaa      14,000      5.25% due 4/01/2010 (b)                                                                         13,946
AAA      Aaa      10,950      Series A, 5.50% due 12/01/2010 (a)                                                              11,134
AAA      Aaa       4,675      Series A, 5% due 12/01/2015 (e)                                                                  4,317
AAA      Aaa      10,000      Series A, 5.50% due 12/01/2023 (b)                                                               9,421
AAA      Aaa       5,000      Series A, 5.25% due 12/01/2026 (a)                                                               4,492
AAA      Aaa      10,175      Series A, 5.50% due 12/01/2029 (b)                                                               9,474
------------------------------------------------------------------------------------------------------------------------------------
                           Metropolitan Transportation Authority, New York, Commuter Facilities Revenue Bonds, Series A:
AAA      Aaa       2,070      6.375% due 7/01/2004 (b)(g)                                                                      2,203
AAA      NR*       7,945      5.50% due 7/01/2014 (f)                                                                          7,913
AAA      Aaa       2,000      5.75% due 7/01/2021 (b)                                                                          1,973
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       3,000   Metropolitan Transportation Authority, New York, Dedicated Tax Fund Revenue Bonds, Series A,
                           4.75% due 4/01/2028 (f)                                                                             2,473
------------------------------------------------------------------------------------------------------------------------------------
                           Metropolitan Transportation Authority, New York, Transit Facilities Revenue Bonds:
AAA      Aaa       2,400      Series A, 6.10% due 7/01/2006 (e)(g)                                                             2,561
AAA      Aaa       5,605      Series A, 5.75% due 7/01/2021 (b)                                                                5,550
AAA      Aaa       2,500      Series C-1, 5.50% due 7/01/2022 (f)                                                              2,377
------------------------------------------------------------------------------------------------------------------------------------
                           Metropolitan Transportation Authority, New York, Transit Facilities Revenue Refunding Bonds:
AAA      Aaa       5,000      Series A, 4.75% due 7/01/2024 (b)                                                                4,157
AAA      Aaa         350      Series B, 4.75% due 7/01/2026 (f)                                                                  289
------------------------------------------------------------------------------------------------------------------------------------
                           Monroe County, New York, IDA, Revenue Bonds (Southview Towers Project), AMT:
NR*      Aa1       1,400      6.125% due 2/01/2020                                                                             1,377
NR*      Aa1       1,125      6.25% due 2/01/2031                                                                              1,107
------------------------------------------------------------------------------------------------------------------------------------
AA       Aa2       5,000   Municipal Assistance Corporation for the City of New York, Revenue Refunding Bonds, Series L,
                           6% due 7/01/2007                                                                                    5,252
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,205   Nassau County, New York, GO, Series B, 5.25% due 6/01/2024 (a)                                      1,091
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       4,700   Nassau Health Care Corporation, New York, Health System Revenue Bonds, 5.75% due 8/01/2029 (e)      4,570
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,500   New York City, New York, City Health and Hospital Corporation, Health System Revenue Refunding
                           Bonds, Series A, 5% due 2/15/2020 (a)                                                               2,191
------------------------------------------------------------------------------------------------------------------------------------
NR*      Aaa       5,750   New York City, New York, City IDA, Civic Facility Revenue Bonds (USTA National Tennis Center),
                           RIB, Series 206, 7.36% due 11/15/2014 (d)(e)                                                        6,310
------------------------------------------------------------------------------------------------------------------------------------
                           New York City, New York, City Municipal Water Finance Authority, Water and Sewer System
                           Revenue Bonds:
AAA      Aaa       1,050      Series A, 5% due 6/15/2027 (f)                                                                     905
AAA      Aaa      12,100      Series B, 5.75% due 6/15/2026 (b)                                                               11,843
AAA      Aaa      21,350      Series B, 5.50% due 6/15/2027 (b)                                                               20,131
AAA      Aaa      22,200      Series B, 5.75% due 6/15/2029 (b)                                                               21,617
------------------------------------------------------------------------------------------------------------------------------------
                           New York City, New York, City Municipal Water Finance Authority, Water and Sewer System
                           Revenue Refunding Bonds:
AAA      Aaa       5,000      Series A, 6% due 6/15/2010 (f)                                                                   5,283
AAA      Aaa       3,210      Series B, 5.25% due 6/15/2011 (e)                                                                3,178
AAA      Aaa       1,750      Series D, 4.75% due 6/15/2025 (b)                                                                1,448
AAA      Aaa       1,000      Series D, 4.75% due 6/15/2025 (f)                                                                  828
A1+      VMIG1+    3,000      VRDN, Series A, 6.10% due 6/15/2025 (c)(f)                                                       3,000
------------------------------------------------------------------------------------------------------------------------------------
                           New York City, New York, City Transit Authority, Metropolitan Transportation Authority,
                           Triborough, COP, Series A (a):
AAA      Aaa       4,260      5.625% due 1/01/2010                                                                             4,370
AAA      Aaa       2,020      5.625% due 1/01/2012                                                                             2,053
------------------------------------------------------------------------------------------------------------------------------------
                           New York City, New York, City Transitional Finance Authority Revenue Bonds:
AAA      Aaa       5,000      Future Tax Secured, Series C, 5.50% due 5/01/2025 (f)                                            4,746
NR*      VMIG1+    1,000      Future Tax Secured, VRDN, Series C, 5.85% due 5/01/2028 (c)                                      1,000
NR*      Aa3       7,500      RIB, Series 304, 7.11% due 11/15/2017 (d)                                                        8,303
------------------------------------------------------------------------------------------------------------------------------------

Portfolio
Abbreviations

To simplify the listings of MuniYield New York Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT      Alternative Minimum Tax (subject to)
COP      Certificates of Participation
DATES    Daily Adjustable Tax-Exempt Securities
GO       General Obligation Bonds
HFA      Housing Finance Agency
IDA      Industrial Development Authority
PCR      Pollution Control Revenue Bonds
RIB      Residual Interest Bonds
RITR     Residual Interest Trust Receipts
VRDN     Variable Rate Demand Notes


                                      6 & 7

                           MuniYield New York Insured Fund, Inc., April 30, 2000

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

STATE
New York
(continued)

  S&P    Moody's   Face
Ratings  Ratings  Amount   Issue                                                                                             Value
------------------------------------------------------------------------------------------------------------------------------------
                           New York City, New York, City Transitional Finance Authority, Revenue Refunding Bonds,
                           Future Tax Secured, Series C:
AA       Aa3     $ 7,000      5.875% due 11/01/2015                                                                         $ 7,167
AA       Aa3       5,000      5.875% due 11/01/2016                                                                           5,097
------------------------------------------------------------------------------------------------------------------------------------
                           New York City, New York, GO, Refunding:
AAA      Aaa       2,700      Series A, 5.30% due 8/01/2012 (f)                                                               2,660
AAA      NR*         380      Series B, 7% due 2/01/2002 (a)(g)                                                                 399
AAA      Aaa       2,000      Series B, 7% due 2/01/2017 (a)                                                                  2,091
AAA      NR*       1,620      Series B, 7% due 2/01/2018 (a)                                                                  1,694
AAA      Aaa       5,000      Series H, 5.375% due 8/01/2027 (e)                                                              4,592
A1+      VMIG1+    4,300      VRDN, Sub-Series E-2, 6% due 8/01/2020 (c)                                                      4,300
A1+      VMIG1+    4,000      VRDN, Sub-Series E-3, 6% due 8/01/2023 (c)                                                      4,000
A1+      VMIG1+      800      VRDN, Sub-Series E-5, 6% due 8/01/2009 (c)                                                        800
------------------------------------------------------------------------------------------------------------------------------------
                           New York City, New York, GO, VRDN (c):
A1+      VMIG1+    3,600      Sub-Series A-4, 5.50% due 8/01/2021                                                             3,600
A1+      VMIG1+    1,500      Sub-Series A-10, 6.10% due 8/01/2017                                                            1,500
------------------------------------------------------------------------------------------------------------------------------------
A        A3       14,970   New York City, New York, IDA, Special Facilities Revenue Bonds (Terminal One Group Association
                           Project), AMT, 6.125% due 1/01/2024                                                               14,904
------------------------------------------------------------------------------------------------------------------------------------
                           New York State Dormitory Authority, Hospital Revenue Refunding Bonds
                           (Montefiore Medical Center) (a)(h):
AAA      Aaa      15,000      5.45% due 8/01/2029                                                                            13,821
AAA      Aaa       9,660      5.50% due 8/01/2038                                                                             8,884
------------------------------------------------------------------------------------------------------------------------------------
                           New York State Dormitory Authority, Lease Revenue Bonds:
AAA      Aaa       4,000      (Municipal Health Facilities Improvement Program), Series 1, 5% due 1/15/2023 (e)               3,471
AAA      Aaa       1,900      (Municipal Health Facilities Improvement Program), Series 1, 4.75% due 1/15/2029 (e)            1,546
AAA      Aaa       2,000      (Municipal Health Facilities Improvement Program), Series A, 4.75% due 5/15/2024 (a)            1,662
AAA      NR*       4,350      (Westchester County Municipal Court Facilities), 5.25% due 8/01/2017 (b)                        4,095
------------------------------------------------------------------------------------------------------------------------------------
                           New York State Dormitory Authority Revenue Bonds:
NR*      Aaa       1,000      (Brooklyn Hospital Center), 5.10% due 2/01/2019 (a)(h)                                            897
AAA      NR*       2,460      (Champlain Valley Physicians), 5% due 7/01/2017 (i)                                             2,218
AAA      NR*       1,000      (City University System), Consolidated Third Generation, Series 1, 5.75% due 7/01/2013 (e)      1,021
AAA      Aaa       3,000      (City University System), Third Resolution, Series 1, 6.25% due 7/01/2004 (a)(g)                3,192
AAA      Aaa       6,290      (City University), Third Generation Reserves, Series 1, 6.30% due 7/01/2004 (a)(g)              6,681
AAA      Aaa       4,250      (Eger Health Care and Rehabilitation Center), 6.10% due 8/01/2037 (h)                           4,190
AAA      Aaa       2,000      (Ithaca College), 5.25% due 7/01/2026 (a)                                                       1,796
A        A3        2,340      (Mental Health Services Facilities Improvement), Series B, 6% due 8/15/2016                     2,416
AAA      Aaa       4,350      (Mental Health Services Facilities Improvement), Series F, 4.50% due 8/15/2028 (a)              3,380
AAA      Aaa       1,000      (Mental Health Services), Series B, 6.50% due 2/15/2011 (b)                                     1,102
A        NR*       2,430      (Miriam Osborn Memorial Home), Series B, 6.875% due 7/01/2019                                   2,573
A        NR*       6,110      (Miriam Osborn Memorial Home), Series B, 6.875% due 7/01/2025                                   6,477
AAA      Aaa       4,000      (Mount Sinai School of Medicine), Series A, 5.15% due 7/01/2024 (b)                             3,591
AAA      Aaa       2,000      (New School Social Research), 5.75% due 7/01/2026 (b)                                           1,955
AAA      Aaa       2,000      (State University Educational Facilities), Series B, 5.75% due 5/15/2004 (f)(g)                 2,057
AAA      Aaa       5,480      (State University Educational Facilities), Series B, 5.50% due 5/15/2016 (b)                    5,400
AAA      Aaa       2,000      (University Educational Facilities), Series C, 5.375% due 5/15/2013 (b)                         1,973
------------------------------------------------------------------------------------------------------------------------------------
                           New York State Dormitory Authority, Revenue Refunding Bonds:
AAA      Aaa      13,230      (City University System), Consolidated Second Generation, Series A, 6.125% due 7/01/2012 (a)   14,049
AAA      Aaa       4,400      (City University System), Series C, 7.50% due 7/01/2010 (f)                                     5,032
AAA      Aaa       1,375      (Consolidated City University System), Second Generation, Series A, 5.75% due 7/01/2018 (e)     1,406
AAA      Aaa       2,875      (Hamilton College), 4.75% due 7/01/2018 (b)                                                     2,478
AAA      NR*       4,250      (Hospital Mortgage--United Health Services Hospitals), 5.375% due 8/01/2027 (a)(h)              3,897
BBB+     Baa1     15,000      (Mount Sinai Health), Series A, 6.625% due 7/01/2018                                           15,193
AAA      Aaa       4,340      (New York and Presbyterian Hospitals), 4.75% due 8/01/2027 (a)(h)                               3,553
AAA      Aaa       4,000      (North Shore University Hospital), 5.25% due 11/01/2019 (b)                                     3,671
AAA      Aaa      12,145      RITR, Class R, Series 2, 7.049% due 7/01/2011 (a)(d)                                           13,820
AAA      Aaa       8,870      (Saint John's University), 5.25% due 7/01/2025 (b)                                              8,021
AAA      Aaa       5,250      (Saint John's University), 4.75% due 7/01/2028 (b)                                              4,292
AAA      Aaa       5,850      (Saint Joseph's Hospital Health Center), 5.25% due 7/01/2018 (b)                                5,411
AAA      Aaa       6,000      (Siena College), 5.75% due 7/01/2026 (b)                                                        5,865
AAA      Aaa       1,500      (State University Educational Facilities), Series A, 5% due 5/15/2018 (b)                       1,348
------------------------------------------------------------------------------------------------------------------------------------
                           New York State Energy Research and Development Authority, Facilities Revenue Refunding Bonds:
AAA      Aaa       4,155      (Consolidated Edison Co. of New York), Series A, 6.10% due 8/15/2020 (a)                        4,223
NR*      Aaa       4,200      RITR, Series 19, 6.67% due 8/15/2020 (a)(d)                                                     4,338
------------------------------------------------------------------------------------------------------------------------------------
                           New York State Energy Research and Development Authority, Gas Facilities Revenue Bonds
                           (Brooklyn Union Gas Company Project) (b):
AAA      Aaa       5,000      AMT, Series B, 6.75% due 2/01/2024                                                              5,235
AAA      Aaa      26,000      Series A, 5.50% due 1/01/2021                                                                  24,854
------------------------------------------------------------------------------------------------------------------------------------
                           New York State Energy Research and Development Authority, PCR (Niagara Mohawk Power
                           Corporation Project) (c):
A1+      NR*         600      DATES, Series A, 3.55% due 7/01/2015                                                              600
A1+      NR*      18,700      VRDN, AMT, 3.60% due 12/01/2023                                                                18,700
------------------------------------------------------------------------------------------------------------------------------------
                           New York State Energy Research and Development Authority, PCR, Refunding:
AAA      Aaa       3,500      (Central Hudson Gas and Electric), Series A, 5.45% due 8/01/2027 (a)                            3,278
NR*      P1          300      (Niagara Mohawk Power Corporation), VRDN, Series B, 6.10% due 12/01/2025 (c)                      300
------------------------------------------------------------------------------------------------------------------------------------
NR*      Aa1       5,000   New York State Environmental Facilities Corporation, PCR, Refunding, RITR, Series RI-1,
                           6.095% due 6/15/2014 (d)                                                                           5,192
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       3,500   New York State Environmental Facilities Corporation, Special Obligation Revenue Refunding Bonds
                           (Riverbank State Park), 6.25% due 4/01/2012 (a)                                                    3,797
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,745   New York State, HFA, Revenue Refunding Bonds, Housing Mortgage Project, Series A,
                           6.10% due 11/01/2015 (e)                                                                           2,802
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa      13,350   New York State Local Government Assistance Corporation Revenue Bonds, Series A,
                           6% due 4/01/2024 (a)                                                                              13,409
------------------------------------------------------------------------------------------------------------------------------------


                                      8 & 9

                           MuniYield New York Insured Fund, Inc., April 30, 2000

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

STATE
New York
(continued)

  S&P    Moody's   Face
Ratings  Ratings  Amount   Issue                                                                                             Value
------------------------------------------------------------------------------------------------------------------------------------
                           New York State Medical Care Facilities Finance Agency Revenue Bonds:
AAA      Aaa     $ 2,485      (Brookdale Hospital Medical Center), Series A, 6.85% due 2/15/2005 (g)                       $  2,707
AAA      Aaa       5,375      (Health Center Project--Second Mortgage), Series A, 6.375% due 11/15/2019 (a)                   5,568
AAA      Aaa       1,475      (Mental Health Services), Series A, 6% due 2/15/2005 (b)(g)                                     1,554
AAA      Aaa          25      (Mental Health Services), Series A, 6% due 2/15/2025 (b)                                           25
AAA      Aaa       2,945      (Mental Health Services), Series E, 6.50% due 8/15/2004 (e)(g)                                  3,158
AAA      Aaa          55      (Mental Health Services), Series E, 6.50% due 8/15/2015 (e)                                        58
AAA      Aaa      10,100      (New York Hospital Mortgage), Series A, 6.80% due 2/15/2005 (a)(g)(h)                          10,998
------------------------------------------------------------------------------------------------------------------------------------
                           New York State Medical Care Facilities Finance Agency, Revenue Refunding Bonds (Hospital
                           & Nursing Homes) (h):
AAA      NR*       2,000      Series B, 6.25% due 2/15/2025                                                                   2,070
AAA      Aaa      15,200      Series C, 6.375% due 8/15/2029 (b)                                                             15,851
------------------------------------------------------------------------------------------------------------------------------------
AAA      NR*      20,000   New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, AMT, Series 90,
                           6.35% due 10/01/2030 (b)                                                                          20,363
------------------------------------------------------------------------------------------------------------------------------------
NR*      Aa1      22,430   New York State Mortgage Agency, Homeowner Mortgage Revenue Refunding Bonds, AMT, Series 67,
                           5.80% due 10/01/2028                                                                              21,438
------------------------------------------------------------------------------------------------------------------------------------
NR*      Aa1       4,750   New York State Mortgage Agency, Revenue Refunding Bonds, AMT, Series 82,
                           5.65% due 4/01/2030                                                                                4,397
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,000   New York State Thruway Authority, Highway and Bridge Trust Fund Revenue Bonds, Series A,
                           6.25% due 4/01/2011 (e)                                                                            2,151
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       8,840   New York State Thruway Authority, Highway and Bridge Trust Fund Revenue Refunding Bonds,
                           Series B, 5% due 4/01/2019 (f)                                                                     7,894
------------------------------------------------------------------------------------------------------------------------------------
AA-      Aa3      19,000   New York State Thruway Authority Revenue Refunding Bonds, Series E, 5% due 1/01/2025              16,393
------------------------------------------------------------------------------------------------------------------------------------
                           New York State Thruway Authority, Service Contract Revenue Bonds (Local Highway and
                           Bridges Project) (b):
AAA      Aaa      10,000      5.625% due 4/01/2012                                                                           10,159
AAA      Aaa      10,000      Series A-2, 5.375% due 4/01/2010                                                               10,057
AAA      Aaa       2,000      Series A-2, 5.375% due 4/01/2016                                                                1,939
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,500   New York State Thruway Authority, Service Contract Revenue Refunding Bonds (Local Highway
                           and Bridges Project), 6% due 4/01/2011 (b)                                                         2,619
------------------------------------------------------------------------------------------------------------------------------------
                           New York State Urban Development Corporation Revenue Bonds (Correctional Facilities
                           Service Contract) (a):
AAA      Aaa       6,520      Series B, 4.75% due 1/01/2018                                                                   5,620
AAA      Aaa       2,000      Series C, 5.875% due 1/01/2019                                                                  2,009
------------------------------------------------------------------------------------------------------------------------------------
                           New York State Urban Development Corporation, Revenue Refunding Bonds (Correctional
                           Capital Facilities) (e):
AAA      Aaa       2,000      5% due 1/01/2019                                                                                1,783
AAA      Aaa       4,595      Series A, 6.50% due 1/01/2010                                                                   5,015
AAA      Aaa       3,190      Series A, 6.50% due 1/01/2011                                                                   3,512
AAA      Aaa       6,500      Series A, 5.25% due 1/01/2021                                                                   5,912
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,000   Niagara Falls, New York, GO (Water Treatment Plant), AMT, 7.25% due 11/01/2010 (b)                 1,142
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,705   Niagara, New York, Frontier Authority, Airport Revenue Bonds (Buffalo Niagara International
                           Airport), Series B, 5.50% due 4/01/2019 (b)                                                        2,603
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,260   North Country, New York, Development Authority, Solid Waste Management System Revenue
                           Refunding Bonds, 6% due 5/15/2015 (e)                                                              1,327
------------------------------------------------------------------------------------------------------------------------------------
                           North Hempstead, New York, GO, Refunding, Series B (f):
AAA      Aaa       1,745      6.40% due 4/01/2013                                                                             1,924
AAA      Aaa         555      6.40% due 4/01/2017                                                                               609
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,080   Oneida County, New York, GO, Refunding, 5.50% due 3/15/2009 (f)                                    1,098
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,665   Oneida County, New York, IDA, Civic Facilities Revenue Bonds (Mohawk Valley), Series A,
                           5.20% due 2/01/2013 (e)                                                                            1,600
------------------------------------------------------------------------------------------------------------------------------------
                           Port Authority of New York and New Jersey, Consolidated Revenue Bonds (f):
AAA      Aaa       6,200      116th Series, 4.50% due 10/01/2018                                                              5,171
AAA      Aaa       2,180      AMT, 97th Series, 6.50% due 7/15/2019                                                           2,260
AAA      Aaa       4,740      AMT, 117th Series, Second Installment, 4.75% due 11/15/2016                                     4,133
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       5,000   Port Authority of New York and New Jersey, Consolidated Revenue Refunding Bonds, AMT,
                           119th Series, 5.50% due 9/15/2016 (f)                                                              4,884
------------------------------------------------------------------------------------------------------------------------------------
NR*      Aaa       4,000   Port Authority of New York and New Jersey, RITR, AMT, 108th Series, 6.285%
                           due 1/15/2017 (d)(e)                                                                               4,056
------------------------------------------------------------------------------------------------------------------------------------
                           Port Authority of New York and New Jersey, Special Obligation Revenue Bonds (b):
NR*      Aaa       1,000      (JFK International Air Terminal LLC), RIB, AMT, Series 157, 6.14% due 12/01/2022 (d)              946
AAA      Aaa       3,500      (JFK International Air Terminal Project), AMT, Series 6, 5.75% due 12/01/2025                   3,386
NR*      Aaa      16,865      RIB, AMT, Series 243, 7.14% due 12/01/2010 (d)                                                 19,593
------------------------------------------------------------------------------------------------------------------------------------
AAAr     Aaa      12,085   Suffolk County, New York, IDA, Solid Waste Disposal Facility Revenue Refunding Bonds, RITR,
                           AMT, Class R, Series 1, 6.967% due 10/01/2010 (a)(d)                                              13,575
------------------------------------------------------------------------------------------------------------------------------------
NR*      Aaa       2,850   Syracuse, New York, COP, Revenue Bonds, RIB, AMT, Series 207, 7.54% due 1/01/2017 (d)(f)           3,072
------------------------------------------------------------------------------------------------------------------------------------
A        Baa1      4,000   Triborough Bridge and Tunnel Authority, New York, Revenue Refunding Bonds (Convention
                           Center Project), Series E, 7.25% due 1/01/2010                                                     4,412
------------------------------------------------------------------------------------------------------------------------------------
                           Triborough Bridge and Tunnel Authority, New York, Special Obligation Revenue Refunding Bonds,
                           Series A (b):
AAA      Aaa       2,265      5.125% due 1/01/2011                                                                            2,215
AAA      Aaa       8,555      4.75% due 1/01/2024                                                                             7,127
------------------------------------------------------------------------------------------------------------------------------------
Total Investments (Cost--$786,834)--101.2%                                                                                  784,098

Liabilities in Excess of Other Assets--(1.2%)                                                                                (9,030)
                                                                                                                           --------

Net Assets--100.0%                                                                                                         $775,068
                                                                                                                           ========
------------------------------------------------------------------------------------------------------------------------------------

(a) AMBAC Insured.
(b) MBIA Insured.
(c) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2000.
(d) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2000.
(e) FSA Insured.
(f) FGIC Insured.
(g) Prerefunded.
(h) FHA Insured.
(i) Connie Lee Insured.
   +Highest short-term rating by Moody's Investors Service, Inc.
   *Not Rated.

See Notes to Financial Statements.


                                     10 & 11

                           MuniYield New York Insured Fund, Inc., April 30, 2000

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                 As of April 30, 2000
------------------------------------------------------------------------------------------------------------------------------------
Assets:          Investments, at value (identified cost--$786,833,758)...................                   $784,097,541
                 Cash....................................................................                         10,273
                 Receivables:
                    Securities sold......................................................  $ 14,680,783
                    Interest.............................................................    12,003,163       26,683,946
                                                                                           ------------
                 Prepaid expenses and other assets.......................................                         23,121
                                                                                                            ------------
                 Total assets............................................................                    810,814,881
                                                                                                            ------------
------------------------------------------------------------------------------------------------------------------------------------
Liabilities:     Payables:
                    Securities purchased.................................................    34,571,275
                    Dividends to shareholders............................................       458,053
                    Reorganization costs.................................................       340,772
                    Investment adviser...................................................       300,656       35,670,756
                                                                                           ------------
                 Accrued expenses and other liabilities..................................                         76,445
                                                                                                            ------------
                 Total liabilities.......................................................                     35,747,201
                                                                                                            ------------
------------------------------------------------------------------------------------------------------------------------------------
Net Assets:      Net assets..............................................................                   $775,067,680
                                                                                                            ============
------------------------------------------------------------------------------------------------------------------------------------
Capital:         Capital Stock (200,000,000 shares authorized):
                    Preferred Stock, par value $.05 per share (10,360 shares of AMPS*
                    issued and outstanding at $25,000 per share liquidation preference)..                   $259,000,000
                    Common Stock, par value $.10 per share (39,445,962 shares issued and outstanding).....................................................  $  3,944,596
                 Paid-in capital in excess of par........................................   558,159,631
                 Undistributed investment income--net ...................................     4,062,721
                 Accumulated realized capital losses on investments--net.................   (44,525,163)
                 Accumulated distributions in excess of realized capital gains on
                 investments--net........................................................    (2,837,888)
                 Unrealized depreciation on investments--net.............................    (2,736,217)
                                                                                           ------------
                 Total--Equivalent to $13.08 net asset value per share of Common Stock
                 (market price--$11.3125)................................................                    516,067,680
                                                                                                            ------------
                 Total capital...........................................................                   $775,067,680
                                                                                                            ============
------------------------------------------------------------------------------------------------------------------------------------

                 *  Auction Market Preferred Stock.

                 See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                 For the Six Months Ended April 30, 2000
------------------------------------------------------------------------------------------------------------------------------------
Investment
Income:          Interest and amortization of premium and discount earned.............                      $ 11,776,322

------------------------------------------------------------------------------------------------------------------------------------
Expenses:        Investment advisory fees................................................  $  1,023,597
                 Reorganization expenses.................................................       419,909
                 Commission fees.........................................................       182,233
                 Transfer agent fees.....................................................        61,765
                 Accounting services.....................................................        33,105
                 Professional fees.......................................................        31,174
                 Custodian fees..........................................................        16,239
                 Printing and shareholder reports........................................        14,989
                 Listing fees............................................................        10,656
                 Directors' fees and expenses............................................         8,858
                 Pricing fees............................................................         8,027
                 Other...................................................................        12,996
                                                                                           ------------
                 Total expenses..........................................................                      1,823,548
                                                                                                            ------------
                 Investment income--net..................................................                      9,952,774
                                                                                                            ------------
------------------------------------------------------------------------------------------------------------------------------------
Realized &       Realized loss on investments--net.......................................                    (12,392,249)
Unrealized Gain  Change in unrealized depreciation on investments--net...................                     18,862,094
(Loss) On                                                                                                   ------------
Investments      Net Increase in Net Assets Resulting from Operations....................                   $ 16,422,619
--Net:                                                                                                      ============
------------------------------------------------------------------------------------------------------------------------------------
                 See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                  For the Six            For the
                                                                                                  Months Ended         Year Ended
                  Increase (Decrease) in Net Assets:                                             April 30, 2000       Oct. 31, 1999
------------------------------------------------------------------------------------------------------------------------------------
Operations:       Investment income--net......................................................    $  9,952,774        $ 13,036,798
                  Realized loss on investments--net...........................................     (12,392,249)           (833,436)
                  Change in unrealized appreciation/depreciation on investments--net..........      18,862,094         (30,444,256)
                                                                                                  ------------        ------------
                  Net increase (decrease) in net assets resulting from operations.............      16,422,619         (18,240,894)
                                                                                                  ------------        ------------
------------------------------------------------------------------------------------------------------------------------------------
Dividends &       Investment income--net:
Distributions to       Common Stock...........................................................      (6,457,880)        (11,176,190)
Shareholders:          Preferred Stock........................................................      (2,361,661)         (1,953,727)
                  Realized gain on investments--net:
                       Common Stock...........................................................              --          (5,553,634)
                       Preferred Stock........................................................              --            (866,775)
                  In excess of realized gain on investments--net:
                       Common Stock...........................................................              --          (2,454,828)
                       Preferred Stock........................................................              --            (383,133)
                                                                                                  ------------        ------------
                  Net decrease in net assets resulting from dividends and distributions
                  to shareholders.............................................................      (8,819,541)        (22,388,287)
                                                                                                  ------------        ------------
------------------------------------------------------------------------------------------------------------------------------------
Capital Stock     Proceeds from issuance of Common Stock resulting from reorganization........     344,448,084                  --
Transactions:     Proceeds from issuance of Preferred Stock resulting from reorganization.....     174,000,000                  --
                  Value of shares issued to Common Stock shareholders in reinvestment of
                  dividends and distributions.................................................         209,815           4,853,434
                                                                                                  ------------        ------------
                  Net increase in net assets derived from capital stock transactions..........     518,657,899           4,853,434
                                                                                                  ------------        ------------
------------------------------------------------------------------------------------------------------------------------------------
Net Assets:       Total increase (decrease) in net assets.....................................     526,260,977         (35,775,747)
                  Beginning of period.........................................................     248,806,703         284,582,450
                                                                                                  ------------        ------------
                  End of period*..............................................................    $775,067,680        $248,806,703
                                                                                                  ============        ============
------------------------------------------------------------------------------------------------------------------------------------
                  *    Undistributed investment income--net...................................    $  4,062,721        $  2,929,488
                                                                                                  ============        ============
------------------------------------------------------------------------------------------------------------------------------------
                  See Notes to Financial Statements.


                                     12 & 13

                           MuniYield New York Insured Fund, Inc., April 30, 2000

FINANCIAL HIGHLIGHTS

                                                                              For the Six
              The following per share data and ratios have been derived      Months Ended       For the Year Ended October 31,
              from information provided in the financial statements.           April 30,   -----------------------------------------
              Increase (Decrease) in Net Asset Value:                            2000        1999       1998       1997      1996
------------------------------------------------------------------------------------------------------------------------------------
Per Share     Net asset value, beginning of period ..........................  $  13.02    $  16.26   $  15.89   $  15.49  $  15.64
Operating                                                                      --------    --------   --------   --------  --------
Performance:  Investment income--net ........................................       .38        1.03       1.12       1.15      1.15
              Realized and unrealized gain (loss) on investments--net .......       .19       (2.47)       .61        .48      (.03)
                                                                               --------    --------   --------   --------  --------
              Total from investment operations ..............................       .57       (1.44)      1.73       1.63      1.12
                                                                               --------    --------   --------   --------  --------
              Less dividends and distributions to Common Stock shareholders:
                 Investment income--net .....................................      (.40)       (.89)      (.90)      (.91)     (.91)
                 Realized gain on investments--net ..........................        --        (.45)      (.19)      (.07)       --
                 In excess of realized gain on investments--net .............        --        (.20)        --         --      (.10)
                                                                               --------    --------   --------   --------  --------
              Total dividends and distributions to Common Stock shareholders       (.40)      (1.54)     (1.09)      (.98)    (1.01)
                                                                               --------    --------   --------   --------  --------
              Effect of Preferred Stock activity:++++
                 Dividends and distributions to Preferred Stock shareholders:
                 Investment income--net .....................................      (.11)       (.16)      (.19)      (.23)     (.23)
                 Realized gain on investments--net ..........................        --        (.07)      (.08)      (.02)       --
                 In excess of realized gain on investments--net .............        --        (.03)        --         --      (.03)
                                                                               --------    --------   --------   --------  --------
              Total effect of Preferred Stock activity ......................      (.11)       (.26)      (.27)      (.25)     (.26)
                                                                               --------    --------   --------   --------  --------
              Net asset value, end of period ................................  $  13.08    $  13.02   $  16.26   $  15.89  $  15.49
                                                                               ========    ========   ========   ========  ========
              Market price per share, end of period .........................  $11.3125    $12.4375   $16.3125   $ 15.875  $ 14.875
                                                                               ========    ========   ========   ========  ========
------------------------------------------------------------------------------------------------------------------------------------
Total
Investment    Based on market price per share ...............................     (5.96%)++  (15.63%)     9.99%     13.79%    10.79%
Return:**                                                                      ========    ========   ========   ========  ========
              Based on net asset value per share ............................      3.87%++   (11.40%)     9.53%      9.37%     6.04%
                                                                               ========    ========   ========   ========  ========
------------------------------------------------------------------------------------------------------------------------------------
Ratios
Based on      Total expenses, excluding reorganization expenses*** ..........      1.03%*      1.02%       .98%      1.02%     1.02%
Average Net                                                                    ========    ========   ========   ========  ========
Assets        Total expenses*** .............................................      1.14%*      1.02%       .98%      1.02%     1.02%
Of Common                                                                      ========    ========   ========   ========  ========
Stock:        Total investment income--net*** ...............................      7.52%*      6.96%      7.07%      7.45%     7.46%
                                                                               ========    ========   ========   ========  ========
              Amount of dividends to Preferred Stock shareholders ...........      1.74%*      1.04%      1.21%      1.51%     1.49%
                                                                               ========    ========   ========   ========  ========
              Investment income--net, to Common Stock shareholders ..........      5.78%*      5.92%      5.86%      5.94%     5.97%
                                                                               ========    ========   ========   ========  ========
------------------------------------------------------------------------------------------------------------------------------------
Ratios
Based on      Total expenses, excluding reorganization expenses .............       .68%*       .71%       .68%       .70%      .70%
Total                                                                          ========    ========   ========   ========  ========
Average Net   Total expenses ................................................       .75%*       .71%       .68%       .70%      .70%
Assets:***+                                                                    ========    ========   ========   ========  ========
              Total investment income--net ..................................      4.99%*      4.79%      4.91%      5.09%     5.11%
                                                                               ========    ========   ========   ========  ========
------------------------------------------------------------------------------------------------------------------------------------
Ratios        Dividends to Preferred Stock shareholders .....................      3.42%*      2.30%      2.77%      3.33%     3.25%
Based on                                                                       ========    ========   ========   ========  ========
Average Net
Assets Of
Preferred
Stock:
------------------------------------------------------------------------------------------------------------------------------------
Supplemental  Net assets, net of Preferred Stock, end of period
Data:         (in thousands) ................................................  $516,068    $163,807   $199,582   $192,107  $186,611
                                                                               ========    ========   ========   ========  ========

              Preferred Stock outstanding, end of period (in thousands) .....  $259,000    $ 85,000   $ 85,000   $ 85,000  $ 85,000
                                                                               ========    ========   ========   ========  ========
              Portfolio turnover ............................................    108.81%      99.71%     89.76%     81.73%    80.59%
                                                                               ========    ========   ========   ========  ========
------------------------------------------------------------------------------------------------------------------------------------
Leverage:     Asset coverage per $1,000 .....................................  $  2,993    $  2,927   $  3,348   $  3,260  $  3,195
                                                                               ========    ========   ========   ========  ========
------------------------------------------------------------------------------------------------------------------------------------
Dividends
Per Share     Series A--Investment income--net ..............................  $    425    $    566   $    695   $    826  $    819
On Preferred                                                                   ========    ========   ========   ========  ========
Stock         Series B--Investment income--net ..............................  $    452    $    583   $    689   $    837  $    807
Outstanding:                                                                   ========    ========   ========   ========  ========
              Series C--Investment income--net ..............................  $    155          --         --         --        --
                                                                               ========    ========   ========   ========  ========
              Series D--Investment income--net ..............................  $    132          --         --         --        --
                                                                               ========    ========   ========   ========  ========
              Series E--Investment income--net ..............................  $     82          --         --         --        --
                                                                               ========    ========   ========   ========  ========
------------------------------------------------------------------------------------------------------------------------------------

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***   Do not reflect the effect of dividends to Preferred Stock shareholders.
+     Includes Common and Preferred Stock average net assets.
++    Aggregate total investment return.
++++ The Fund's Preferred Stock was issued on September 16, 1992 for Series A and Series B and on March 6, 2000 for Series C, Series D and Series E.

      See Notes to Financial Statements.


                                     14 & 15

                           MuniYield New York Insured Fund, Inc., April 30, 2000

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniYield New York Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYN. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions and post-October losses.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2000 were $524,521,333 and $410,134,686, respectively.

Net realized losses for the six months ended April 30, 2000 and net unrealized losses as of April 30, 2000 were as follows:

--------------------------------------------------------------------------------
                                          Realized               Unrealized
                                           Losses                  Losses
--------------------------------------------------------------------------------
Long-term investments                   $(10,692,150)           $(2,736,217)
Financial futures contracts               (1,700,099)                    --
                                        ------------            -----------
Total                                   $(12,392,249)           $(2,736,217)
                                        ============            ===========
--------------------------------------------------------------------------------

As of April 30, 2000, net unrealized depreciation for Federal income tax purposes aggregated $2,736,217, of which $10,390,748 related to appreciated securities and $13,126,965 related to depreciated securities. The aggregate cost of investments at April 30, 2000 for Federal income tax purposes was $786,833,758.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock

Shares issued and outstanding during the six months ended April 30, 2000 increased by 26,844,207 as a result of issuance of Common Stock from reorganization and by 16,328 as a result of dividend reinvestment. Shares issued and outstanding during the year ended October 31, 1999 increased by 311,133 as a result of dividend reinvestment.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their


                                     16 & 17

                           MuniYield New York Insured Fund, Inc., April 30, 2000

NOTES TO FINANCIAL STATEMENTS (concluded)

holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 2000 were as follows: Series A, 3.85%; Series B, 4.15%; Series C, 4.20%; Series D, 4.30%; and Series E, 3.85%.

Shares issued and outstanding during the six months ended April 30, 2000 increased by 6,960 as a result of issuance of Preferred Stock from reorganization. Shares issued and outstanding during the year ended October 31, 1999 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended April 30, 2000, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $87,691 as commissions.

5. Capital Loss Carryforward:

At October 31, 1999, the Fund had a net capital loss carryforward of approximately $2,080,000, all of which expires in 2007. This amount will be available to offset like amounts of any future taxable gains.

6. Reorganization Plan:

On March 6, 2000, the Fund acquired all of the net assets of MuniYield New York Insured Fund II, Inc. pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 26,668,886 Common Stock shares and 6,960 AMPS shares of MuniYield New York Insured Fund II, Inc. for 26,844,207 Common Stock shares and 6,960 AMPS shares of the Fund. MuniYield New York Insured Fund II, Inc.'s net assets on that date of $518,448,084, including $7,644,825 of unrealized depreciation and $32,132,913 of accumulated net realized capital losses, were combined with those of the Fund. The aggregate net assets of the Fund immediately after the acquisition amounted to $765,145,772.

7. Subsequent Event:

On May 5, 2000, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.064266 per share, payable on May 30, 2000 to shareholders of record as of May 16, 2000.

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.

QUALITY PROFILE

The quality ratings of securities in the Fund as of April 30, 2000 were as follows:

-----------------------------------------------------------------
                                                   Percent of
S&P Rating/Moody's Rating                          Net Assets
-----------------------------------------------------------------
AAA/Aaa........................................      80.6%
AA/Aa..........................................       9.8
A/A............................................       4.0
BBB/Baa........................................       1.9
Other*.........................................       4.9
-----------------------------------------------------------------
*Temporary investments in short-term municipal securities.

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Joseph L. May, Director
Andre F. Perold, Director
Roberta Cooper Ramo, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

--------------------------------------------------------------------------------
Robert R. Martin, Director of MuniYield New York Insured Fund, Inc. has recently retired. The Fund's Board of Directors wishes Mr. Martin well in his retirement.
--------------------------------------------------------------------------------

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents
Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol
MYN


                                     18 & 19

MuniYield New York Insured Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal, New York State and New York City income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal, New York State and New York City income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield New York Insured Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniYield New York
Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                          #16159--4/00


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